UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: May 3, 2006
(Date of earliest event reported)
A.S.V., INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 0-25620
___________________________

Minnesota (State or other jurisdiction of incorporation)	41-1459569 (IRS Employer Identification No.)
840 Lily Lane,
Grand Rapids, Minnesota 55744
(Address of principal executive offices, including zip code)
(218) 327-3434
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Agreement
Employment and Supplemental Executive Retirement Pay Agreement

Item 1.01 Entry into a Material Definitive Agreement.
Agreement between Richard A. Benson and Caterpillar Inc.
     As previously disclosed, Richard A. Benson, a current director of A.S.V., Inc. (the “Company”), will begin serving as the Company’s Chief Executive Officer on June 2, 2006. In addition, if re-elected by the Company’s shareholders at the 2006 annual meeting of shareholders, Mr. Benson will also begin serving as Chairman of the Company’s Board of Directors effective as of the annual meeting.
     In connection with Mr. Benson’s intention to serve as the Company’s Chief Executive Officer, on May 3, 2006, Mr. Benson entered into an agreement (the “Caterpillar Agreement”) with Caterpillar Inc. (“Caterpillar”), whereby Caterpillar agreed to waive a provision of its purchasing practices which would prohibit Caterpillar from doing business with the Company if Mr. Benson became the Company’s Chief Executive Officer. In consideration of Caterpillar’s waiver, Mr. Benson agreed that, without the prior consent of an officer of Caterpillar, Mr. Benson will not participate in any discussions with Caterpillar, its subsidiaries or affiliates on behalf of the Company nor will Mr. Benson or any employee or representative of the Company attempt to use or leverage Mr. Benson’s past employment with Caterpillar in any discussions with Caterpillar, its subsidiaries or affiliates. In addition, Mr. Benson agreed to recuse himself from participating, advising the Company or acting on behalf of the Company in connection with pricing matters involving Caterpillar. Pursuant to the Caterpillar Agreement, Mr. Benson also agreed not to disclose or use Caterpillar’s confidential information.
     The foregoing description of the Caterpillar Agreement is not complete and is qualified in its entirety by reference to the Caterpillar Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Employment Agreement with Mark S. Glasnapp
     On April 17, 2006, the Company filed a Current Report on Form 8-K (the “April Form 8-K”) disclosing, among other things, its employment agreement with Mark S. Glasnapp (the “Employment Agreement”). The Employment Agreement, as filed with the April Form 8-K, contained a typographical error in the last row of the table under Section 1.4 of Exhibit A to the Employment Agreement. The last row of the table should have listed “54” in the “Age at time of Termination” column and “90%” in the “Vesting Percentage” column.
     The Employment Agreement, with the typographical error corrected, is being filed as Exhibit 10.2 to this Current Report on Form 8-K.

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Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     The following exhibits are being filed with this Current Report on Form 8-K:
10.1	Agreement between Caterpillar Inc. and Richard A. Benson, effective as of May 3, 2006.

10.2	Employment and Supplement Executive Retirement Pay Agreement between Mark Glasnapp and A.S.V., Inc., effective as of July 12, 2004.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.S.V., INC.
By:	/s/ Gary Lemke
Gary Lemke
Chief Executive Officer

Date: May 4, 2006

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EXHIBIT INDEX

Exhibit
Number	Description
10.1	Agreement between Caterpillar Inc. and Richard A. Benson, effective as of May 3, 2006.
10.2	Employment and Supplement Executive Retirement Pay Agreement between Mark Glasnapp and A.S.V., Inc., effective as of July 12, 2004.

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